UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 23, 2015 (January 16, 2015)
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2015, Boyd Gaming Corporation (the “Company”) appointed Paul W. Whetsell and John R. Bailey as independent members of its Board of Directors, effective as of January 19, 2015.

Mr. Whetsell has served as the President and CEO of Loews Hotels Holding Corporation since January 2012. From 2006 until January 2012, Mr. Whetsell was the president and chief executive officer of Capstar Hotel Company. From August 1998 until May 2006, Mr. Whetsell served as the Chairman and CEO of Meristar Hospitality Corporation, and as the Chairman of Interstate Hotels and Resorts, Inc. (“Interstate”) from August 1998 until March 2009. From August 1998 until October 2003, he also served as the CEO of Interstate and its predecessor. He also serves on the board of NVR, Inc., a publicly traded company, CMR Associates, the Cystic Fibrosis Foundation and Dolphin Capital Opportunities. Mr. Whetsell is a member of the American Hotel & Lodging Association’s Industry Real Estate and Financing Advisory Council, and previously served on the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Bailey is managing partner of Bailey Kennedy, a Las Vegas law firm. Mr. Bailey has more than 30 years of legal experience, with a particular focus on commercial corporate litigation, healthcare law and gaming law. Prior to founding his law firm in 2001, Bailey was an associate and shareholder with Lionel Sawyer & Collins, previously Nevada’s largest law firm. Bailey has served in board positions with a wide range of community organizations over the last 15 years, including the Nevada State Athletic Commission, the Nevada State Bar, Big Brothers and Big Sisters of Nevada, the Public Education Foundation, the College of Southern Nevada, and the Andre Agassi Preparatory Academy. He also previously served on the Board of Directors of SHFL Entertainment, Inc., a publicly traded company.
Mr. Whetsell and Mr. Bailey will be eligible to receive the standard compensation paid to outside directors as described in the Company’s Proxy Statement filed on Schedule 14A on March 25, 2014. Mr. Whetsell and Mr. Bailey have not yet been appointed to any committees of the Board.
In connection with their appointments, Mr. Whetsell and Mr. Bailey will enter into the Company's standard form of directors and officers indemnification agreement (“Indemnification Agreement”). The form of Indemnification Agreement was filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-64006).
No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists among Mr. Whetsell or Mr. Bailey, on the one hand, and any of the Company’s directors or executive officers, on the other hand.
A copy of the Company’s press release announcing the appointment of Mr. Whetsell and Mr. Bailey is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued on January 22, 2015 by Boyd Gaming Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2015	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on January 22, 2015 by Boyd Gaming Corporation.